Exhibit 99.1

Select HistoricalFinancials Updated to reflect treatment of Pigments & Additives as discontinued operations

General As previously announced, we completed the separation of our Pigments & Additives division through an Initial Public Offering (“IPO”) of ordinary shares of Venator Materials PLC (“Venator”) on August 8, 2017. It is our intention to monetize our 75.4% retained ownership in Venator at prevailing market conditions and expect to implement multiple follow-on capital market or block transactions that permit an orderly distribution of Huntsman's retained shares. This presentation reclassifies select historical financial data, reflecting the results of the associated Pigments & Additives business as discontinued operations. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including EBITDA, adjusted EBITDA, adjusted EBITDA from discontinued operations, normalized EBITDA, adjusted net income (loss), adjusted diluted income (loss) per share, free cash flow and net debt. The Company has provided reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix to this presentation. Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved. We assume no obligation to provide revisions to any forward-looking statements should circumstances change, except as required by applicable laws. The forward-looking statements in this release are subject to uncertainty and changes in circumstances and involve risks and uncertainties that may affect the company's operations, markets, products, services, prices and other factors as discussed in the Huntsman companies' filings with the U.S. Securities and Exchange Commission. Significant risks and uncertainties may relate to, but are not limited to, volatile global economic conditions, cyclical and volatile product markets, disruptions in production at manufacturing facilities, reorganization or restructuring of Huntsman’s operations, including any delay of, or other negative developments affecting, the separation of Venator Materials PLC, the ability to implement cost reductions and manufacturing optimization improvements in Huntsman businesses and realize anticipated cost savings, and other financial, economic, competitive, environmental, political, legal, regulatory and technological factors. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. 2

2017

2017 Results of Operations

In millions, except per share amounts	2017 Three months ended Mar 31	2017 Three months ended Jun 30	Six months ended Jun 30
Revenues	$ 1,932	$ 2,054	$ 3,986
Cost of goods sold	1,540	1,617	3,157
Gross profit	392	437	829
Operating expenses	219	220	439
Restructuring, impairment and plant closing costs	9	3	12
Expenses associated with the merger	-	6	6
Operating income	164	208	372
Interest expense	(48)	(47)	(95)
Equity in income of investment in unconsolidated affiliates	-	3	3
Loss on early extinguishment of debt	-	(1)	(1)
Other income (expense)	2	(1)	1
Income before income taxes	118	162	280
Income tax expense	(19)	(24)	(43)
Income from continuing operations	99	138	237
(Loss) income from discontinued operations, net of tax[4]	(7)	45	38
Net income	92	183	275
Net income attributable to noncontrolling interests, net of tax	(16)	(16)	(32)
Net income attributable to Huntsman Corporation	$ 76	$ 167	$ 243
Adjusted EBITDA[1]	$ 260	$ 299	$ 559
Adjusted net income[1]	$ 110	$ 144	$ 254
Basic income per share	$ 0.32	$ 0.70	$ 1.02
Diluted income per share	$ 0.31	$ 0.69	$ 1.00
Adjusted diluted income per share[1]	$ 0.45	$ 0.59	$ 1.04
Common share information:			
Basic shares outstanding	237	238	238
Diluted shares	243	244	243
Diluted shares for adjusted diluted income per share	243	244	243

See appendix of presentation for footnote explanations

4

HUNTSMAN

2017 Reconciliation of US GAAP to Non-GAAP Measures

Quarterly

In millions, except per share amounts	EBITDA Three months ended Mar 31	EBITDA Three months ended Jun 30	Income Tax Expense Three months ended Mar 31	Income Tax Expense Three months ended Jun 30	Net Income Three months ended Mar 31	Net Income Three months ended Jun 30	Diluted Income Per Share Three months ended Mar 31	Diluted Income Per Share Three months ended Jun 30
	2017							
Net income	$ 92	$ 183			$ 92	$ 183	$ 0.38	$ 0.75
Net income attributable to noncontrolling interests	(16)	(16)			(16)	(16)	(0.07)	(0.07)
Net income attributable to Huntsman Corporation	76	167			76	167	0.31	0.69
Interest expense from continuing operations	48	47						
Income tax expense from continuing operations	19	24	$ (19)	$ (24)				
Income tax (benefit) expense from discontinued operations[4]	3	21						
Depreciation and amortization from continuing operations	76	79						
Depreciation and amortization from discontinued operations[4]	30	29						
Acquisition and integration expenses	3	4	(1)	-	2	4	0.01	0.02
EBITDA / Loss (income) from discontinued operations, net of tax[4]	(26)	(95)	N/A	N/A	7	(45)	0.03	(0.18)
Minority interest of discontinued operations	3	3	N/A	N/A	3	3	0.01	0.01
Gain on disposition of businesses/assets	-	(8)	-	-	-	(8)	-	(0.03)
Loss on early extinguishment of debt	-	1	-	-	-	1	-	-
Expenses associated with merger, net of tax	-	6	-	-	-	6	-	0.02
Certain legal settlements and related expenses	-	1	-	-	-	1	-	-
Amortization of pension and postretirement actuarial losses	19	17	(4)	(4)	15	13	0.06	0.05
Restructuring, impairment and plant closing and transition costs	9	3	(2)	(1)	7	2	0.03	0.01
Adjusted[1]	$ 260	$ 299	$ (26)	$ (29)	$ 110	$ 144	$ 0.45	$ 0.59
Adjusted income tax expense[1]					$ 26	$ 29		
Net income attributable to noncontrolling interests, net of tax					16	16		
Minority interest of discontinued operations					(3)	(3)		
Adjusted pre-tax income[1]					$ 149	$ 186		
Adjusted effective tax rate					17%	16%		

5

HUNTSMAN

2017 Reconciliation of US GAAP to Non-GAAP Measures

June YTD

In millions, except per share amounts	EBITDA	Income Tax Expense	Net Income	Diluted Income Per Share
	Six months ended Jun 30, 2017			
Net income	$ 275		$ 275	$ 1.13
Net income attributable to noncontrolling interests	(32)		(32)	(0.13)
Net income attributable to Huntsman Corporation	243		243	1.00
Interest expense from continuing operations	95			
Income tax expense from continuing operations	43	$ (43)		
Income tax expense from discontinued operations[4]	24			
Depreciation and amortization from continuing operations	155			
Depreciation and amortization from discontinued operations[4]	59			
Acquisition and integration expenses	7	(1)	6	0.02
EBITDA / Income from discontinued operations, net of tax[4]	(121)	N/A	(38)	(0.16)
Minority interest of discontinued operations	6	N/A	6	0.02
Gain on disposition of businesses/assets	(8)	-	(8)	(0.03)
Loss on early extinguishment of debt	1	-	1	-
Expenses associated with merger, net of tax	6	-	6	0.02
Certain legal settlements and related expenses	1	-	1	-
Amortization of pension and postretirement actuarial losses	36	(8)	28	0.12
Restructuring, impairment and plant closing and transition costs	12	(3)	9	0.04
Adjusted[1]	$ 559	$ (55)	$ 254	$ 1.04
Adjusted income tax expense[1]			$ 55	
Net income attributable to noncontrolling interests, net of tax			32	
Minority interest of discontinued operations			(6)	
Adjusted pre-tax income[1]			$ 335	
Adjusted effective tax rate			16%	

6

HUNTSMAN

2017 Selected Balance Sheet Items 2017 Mar 31 Jun 30 In millions Cash Accounts and notes receivable, net Inventories Other current assets Current assets held for sale Property, plant and equipment, net Other assets Noncurrent assets held for sale Total assets $ 434 1,249 1,057 301 794 3,030 1,176 1,447 $ 486 1,207 1,089 236 962 3,039 1,194 1,475 $ 9,488 $ 9,688 Accounts payable Other current liabilities Current portion of debt Current liabilities held for sale Long-term debt Other liabilities $ 864 452 51 488 4,148 1,448 $ 864 460 41 518 4,061 1,466 Noncurrent liabilities held for sale 388 400 Total equity Total liabilities and equity 1,649 1,878 $ 9,488 $ 9,688 7

8 HUNTSMAN 2017 Summarized Statement of Cash Flows 2017 Six months Three months ended ended In millions Mar 31 Jun 30 Jun 30 Total cash at beginning of period<al$425 $469 $ 425 Net cash provided by operating activities-continuing operations 70 207 277 Net cash provided by operating activities-discontinued operations(4)23 94 117 Net cash used in investing activities-continuing operations (48) (47) (95) Net cash provided by (used in) investing activities-discontinued operations(4) 24 (12) 12 Net cash used in financing activities (31) (193) (224) Effect of exchange rate changes on cash 5 3 8 Change in restricted cash 1 (1) Total cash at end of period(a) $469 $520 $ 520 Supplemental cash flow information - continuing operations: Cash paid for interest $(36) $(56) $ (92) Cash (paid) received for income taxes (8) 65 57 Cash paid for capital expenditures (51) (50) (101) Depreciation and amortization 76 79 155 Changes in primary \I\Orking capital: Accounts and notes receivable $ (55) $ (65) $ (120) Inventories (109) (28) (137) Accounts payable 83 (4) 79 Total cash used in primary \I\Orking capital $(81) $(97) $ (178)

2017 Free Cash Flow 2017 Six months ended Jun 30 Three months ended In millions Mar 31 Jun 30 Free cash flow(3): Net cash provided by operating activities Capital expenditures All other investing activities, excluding acquisition and disposition activities(b) $ 70 (51) $ 207 (50) $ 277 (101) 3 (2) 1 Total free cash flow(3) $ 22 $ 155 $ 177 Adjusted EBITDA Capital expenditures Capital reimbursements Interest Income taxes Primary working capital change Restructuring Pensions $ 260 (51) 1 (36) (8) (81) (9) (15) $ 299 (50) - (56) 65 (97) (10) (22) $ 559 (101) 1 (92) 57 (178) (19) (37) Maintenance & other Total free cash flow(3) (39) 26 (13) $ 22 $ 155 $ 177 Free cash flow of discontinued operations (3)(4) $ 60 $ 96 $ 156 (a) Includes restricted cash. (b) Represents "Acquisition of business, net of cash acquired", "Cash received from purchase price adjustment for business acquired", and "Proceeds from sale of business/assets". 9

2016

2016 Results of Operations

In millions, except per share amounts	2016 Three months ended Mar 31	Jun 30	Sept 30	Dec 31	Twelve months ended Dec 31
Revenues	$ 1,815	$ 1,968	$ 1,831	$ 1,904	$ 7,518
Cost of goods sold	1,425	1,544	1,475	1,548	5,992
Gross profit	390	424	356	356	1,526
Operating expenses	223	224	217	140	804
Restructuring, impairment and plant closing costs (credits)	2	16	38	(9)	47
Operating income	165	184	101	225	675
Interest expense	(49)	(52)	(52)	(50)	(203)
Equity in income of investment in unconsolidated affiliates	1	2	1	1	5
Loss on early extinguishment of debt	-	(2)	(1)	-	(3)
Other income (expense)	1	1	(3)	1	-
Income before income taxes	118	133	46	177	474
Income tax expense	(33)	(26)	(6)	(44)	(109)
Income from continuing operations	85	107	40	133	365
(Loss) income from discontinued operations, net of tax[4]	(23)	(13)	24	4	(8)
Net income	62	94	64	137	357
Net income attributable to noncontrolling interests, net of tax	(6)	(7)	(9)	(9)	(31)
Net income attributable to Huntsman Corporation	$ 56	$ 87	$ 55	$ 128	$ 326
Adjusted EBITDA[1]	$ 259	$ 294	$ 234	$ 210	$ 997
Adjusted net income[1]	$ 95	$ 133	$ 74	$ 50	$ 352
Basic income per share	$ 0.24	$ 0.37	$ 0.23	$ 0.54	$ 1.38
Diluted income per share	$ 0.24	$ 0.36	$ 0.23	$ 0.53	$ 1.36
Adjusted diluted income per share[1]	$ 0.40	$ 0.56	$ 0.31	$ 0.21	$ 1.47
Common share information:					
Basic shares outstanding	236	236	236	236	236
Diluted shares	238	240	240	241	240
Diluted shares for adjusted diluted income per share	238	240	240	241	240

See appendix of presentation for footnote explanations

11

HUNTSMAN

2016 Reconciliation of US GAAP to Non-GAAP Measures

Quarterly

	2016															
	EBITDA				Income Tax Expense				Net Income				Diluted Income Per Share			
	Three months ended				Three months ended				Three months ended				Three months ended			
In millions, except per share amounts	Mar 31	Jun 30	Sept 30	Dec 31	Mar 31	Jun 30	Sept 30	Dec 31	Mar 31	Jun 30	Sept 30	Dec 31	Mar 31	Jun 30	Sept 30	Dec 31
Net income	$ 62	$ 94	$ 64	$ 137					$ 62	$ 94	$ 64	$ 137	$ 0.26	$ 0.39	$ 0.27	$ 0.57
Net income attributable to noncontrolling interests	(6)	(7)	(9)	(9)					(6)	(7)	(9)	(9)	(0.03)	(0.03)	(0.04)	(0.04)
Net income attributable to Huntsman Corporation	56	87	55	128					56	87	55	128	0.24	0.36	0.23	0.53
Interest expense from continuing operations	49	52	52	50												
Interest expense (income) from discontinued operations[4]	1	(2)	-	-												
Income tax expense from continuing operations	33	26	6	44	$ (33)	$ (26)	$ (6)	$ (44)								
Income tax (benefit) expense from discontinued operations[4]	(7)	6	(7)	(16)												
Depreciation and amortization from continuing operations	77	78	83	80												
Depreciation and amortization from discontinued operations[4]	23	31	30	30												
Acquisition and integration expenses	3	2	6	1	(1)	-	(2)	-	2	2	4	1	0.01	0.01	0.02	-
EBITDA / Loss (income) from discontinued operations, net of tax[4]	6	(22)	(47)	(18)	N/A	N/A	N/A	N/A	23	13	(24)	(4)	0.10	0.05	(0.10)	(0.02)
Minority interest of discontinued operations	2	3	3	3	N/A	N/A	N/A	N/A	2	3	3	3	0.01	0.01	0.01	0.01
Gain on disposition of businesses/assets	-	-	-	(97)	-	-	-	13	-	-	-	(84)	-	-	-	(0.35)
Loss on early extinguishment of debt	-	2	1	-	-	(1)	-	-	-	1	1	-	-	-	-	-
Certain legal settlements and related expenses	-	-	-	1	-	-	-	-	-	-	-	1	-	-	-	-
Amortization of pension and postretirement actuarial losses	14	14	14	13	(3)	(2)	(5)	(2)	11	12	9	11	0.05	0.05	0.04	0.05
Restructuring, impairment and plant closing and transition costs (credits)	2	17	38	(9)	(1)	(2)	(12)	3	1	15	26	(6)	-	0.06	0.11	(0.02)
Adjusted[1]	$ 259	$ 294	$ 234	$ 210	$ (38)	$ (31)	$ (25)	$ (30)	$ 95	$ 133	$ 74	$ 50	$ 0.40	$ 0.56	$ 0.31	$ 0.21
Pro forma adjustments[2]	(7)	(8)	(7)	(6)												
Pro forma adjusted EBITDA[1]	$ 252	$ 286	$ 227	$ 204												
Adjusted income tax expense[1]									$ 38	$ 31	$ 25	$ 30				
Net income attributable to noncontrolling interests, net of tax									6	7	9	9				
Minority interest of discontinued operations									(2)	(3)	(3)	(3)				
Adjusted pre-tax income[1]									$ 137	$ 168	$ 105	$ 86				
Adjusted effective tax rate									28%	18%	24%	35%				

12

HUNTSMAN

2016 Reconciliation of US GAAP to Non-GAAP Measures

Full Year

In millions, except per share amounts	EBITDA	Income Tax Expense	Net Income	Diluted Income Per Share
	Twelve months ended Dec 31, 2016			
Net income	$ 357		$ 357	$ 1.49
Net income attributable to noncontrolling interests	(31)		(31)	(0.13)
Net income attributable to Huntsman Corporation	326		326	1.36
Interest expense from continuing operations	203			
Interest income from discontinued operations[4]	(1)			
Income tax expense from continuing operations	109	$ (109)		
Income tax benefit from discontinued operations[4]	(24)			
Depreciation and amortization from continuing operations	318			
Depreciation and amortization from discontinued operations[4]	114			
Acquisition and integration expenses	12	(3)	9	0.04
EBITDA / Income from discontinued operations, net of tax[4]	(81)	N/A	8	0.03
Minority interest of discontinued operations	11	N/A	11	0.05
Gain on disposition of businesses/assets	(97)	13	(84)	(0.35)
Loss on early extinguishment of debt	3	(1)	2	0.01
Certain legal settlements and related expenses	1	-	1	-
Amortization of pension and postretirement actuarial losses	55	(12)	43	0.18
Restructuring, impairment and plant closing and transition costs	48	(12)	36	0.15
Adjusted[1]	$ 997	$ (124)	$ 352	$ 1.47
Pro forma adjustments[2]	(28)			
Pro forma adjusted EBITDA[1]	$ 969			
Adjusted income tax expense[1]			$ 124	
Net income attributable to noncontrolling interests, net of tax			31	
Minority interest of discontinued operations			(11)	
Adjusted pre-tax income[1]			$ 496	
Adjusted effective tax rate			25%	

13

HUNTSMAN

2016 Selected Balance Sheet Items 2016 In millions Mar 31 Jun 30 Sept 30 Dec 31 Cash Accounts and notes receivable, net Inventories Other current assets Current assets held for sale Property, plant and equipment, net Other assets Noncurrent assets held for sale Total assets $ 192 1,270 1,156 277 935 3,149 1,273 $ 359 1,277 1,068 271 816 3,124 1,268 $ 432 1,210 1,000 317 824 3,051 1,227 1,646 $ 396 1,183 918 281 777 3,034 1,137 1,463 1,588 1,544 $ 9,840 $ 9,727 $ 9,707 $ 9,189 Accounts payable Other current liabilities Current portion of debt Current liabilities held for sale Long-term debt Other liabilities $ 722 451 93 516 4,707 1,316 $ 717 420 86 466 4,637 1,355 $ 719 486 78 506 4,453 1,348 $ 790 471 50 467 4,122 1,429 Noncurrent liabilities held for sale 350 338 346 393 Total equity Total liabilities and equity 1,685 1,708 1,771 1,467 $ 9,840 $ 9,727 $ 9,707 $ 9,189 14

2016 Summarized Statement of Cash Flows

In millions	2016 Three months ended Mar 31	Jun 30	Sept 30	Dec 31	Twelve months ended Dec 31
Total cash at beginning of period[a]	$ 269	$ 218	$ 383	$ 450	$ 269
Net cash provided by operating activities - continuing operations	126	277	333	238	974
Net cash provided by (used in) operating activities - discontinued operations[4]	**(38)**	**78**	**72**	**2**	**114**
Net cash (used in) provided by investing activities - continuing operations	(68)	(63)	(82)	94	(119)
Net cash used in investing activities - discontinued operations[4]	**(33)**	**(10)**	**(14)**	**(26)**	**(83)**
Net cash used in financing activities	(38)	(115)	(244)	(326)	(723)
Effect of exchange rate changes on cash	2	(2)	1	(7)	(6)
Change in restricted cash	(2)	-	1	-	(1)
Total cash at end of period[a]	$ 218	$ 383	$ 450	$ 425	$ 425
Supplemental cash flow information - continuing operations:					
Cash paid for interest	$ (35)	$ (68)	$ (36)	$ (66)	$ (205)
Cash paid for income taxes	(5)	(16)	(8)	(11)	(40)
Cash paid for capital expenditures	(67)	(65)	(82)	(104)	(318)
Depreciation and amortization	77	78	83	80	318
Changes in primary working capital:					
Accounts and notes receivable	$ (54)	$ (17)	$ 68	$ (22)	$ (25)
Inventories	(7)	83	57	44	177
Accounts payable	(22)	(2)	13	57	46
Total cash (used in) provided by primary working capital	$ (83)	$ 64	$ 138	$ 79	$ 198

15

HUNTSMAN

2016 Free Cash Flow 2016 Twelve months ended Dec 31 Three months ended Mar 31 Jun 30 Sept 30 Dec 31 In millions Free cash flow(3): Net cash provided by operating activities Capital expenditures All other investing activities, excluding acquisition and disposition activities(b) Total free cash flow(3) $ 126 (67) $ 277 (65) $ 333 (82) $ 238 (104) $ 974 (318) (1) 2 - (1) - $ 58 $ 214 $ 251 $ 133 $ 656 Adjusted EBITDA Capital expenditures $ 259 (67) $ 294 $ 234 $ 210 $ 997 (65) 26 (68) (16) 64 (19) (16) 14 (82) 2 (36) (8) 138 (19) (13) 35 (104) 4 (66) (11) 79 (4) (15) 40 (318) 32 (205) (40) 198 (46) (60) 98 Capital reimbursements - Interest Income taxes Primary working capital change Restructuring Pensions Maintenance & other Total free cash flow(3) (35) (5) (83) (4) (16) 9 $ 58 $ 214 $ 251 $ 133 $ 656 Free cash flow of discontinued operations (3)(4) $ (71) $ 68 $ 52 $ (19) $ 30 (a) Includes restricted cash. (b) Represents "Acquisition of business, net of cash acquired", "Cash received from purchase price adjustment for business acquired", and "Proceeds from sale of business/assets". 16

Appendix

Adjusted EBITDA Reconciliation

($ in millions)	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Net Income	$ 63	$ 9	$ 62	$ 94	$ 64	$ 137	$ 92	$ 183	$ 179
Net income attributable to noncontrolling interests	(8)	(5)	(6)	(7)	(9)	(9)	(16)	(16)	(32)
Net income (loss) attributable to Huntsman Corporation	$ 55	$ 4	$ 56	$ 87	$ 55	$ 128	$ 76	$ 167	$ 147
Interest expense, net	49	47	49	52	52	50	48	47	39
Income tax expense (benefit)	37	(46)	33	26	6	44	19	24	35
Depreciation and amortization	75	75	77	78	83	80	76	79	80
Interest, income taxes, depreciation and amortization in discontinued operations	39	31	17	35	23	14	33	50	34
Acquisition and integration expenses, purchase accounting adjustments	1	3	3	2	6	1	3	4	10
EBITDA from discontinued operations	15	67	6	(22)	(47)	(18)	(26)	(95)	(97)
Minority interest of discontinued operations	2	2	2	3	3	3	3	3	12
Loss (gain) on disposition of businesses/assets	-	1	-	-	-	(97)	-	(8)	-
Loss on early extinguishment of debt	8	-	-	2	1	-	-	1	35
Certain legal settlements and related expenses	-	1	-	-	-	1	-	1	-
Plant incident remediation costs	-	-	-	-	-	-	-	-	13
Expenses associated with merger	-	-	-	-	-	-	-	6	12
Amortization of pension and postretirement actuarial losses	16	16	14	14	14	13	19	17	19
Restructuring, impairment, plant closing and transition costs (credits)	9	39	2	17	38	(9)	9	3	1
Adjusted EBITDA	306	240	259	294	234	210	260	299	340
Sale of European differentiated surfactants business[2]	(5)	(4)	(7)	(8)	(7)	(6)	-	-	-
Proforma adjusted EBITDA	$ 301	$ 236	$ 252	$ 286	$ 227	$ 204	$ 260	$ 299	$ 340

	2010	2011	2012	2013	2014	2015	2016	3Q17 LTM
Net Income	$ 32	$ 254	$ 373	$ 149	$ 345	$ 126	$ 357	$ 591
Net income attributable to noncontrolling interests	(5)	(7)	(10)	(21)	(22)	(33)	(31)	(73)
Net income attributable to Huntsman Corporation	$ 27	$ 247	$ 363	$ 128	$ 323	$ 93	$ 326	$ 518
Interest expense, net	229	249	226	190	205	205	203	184
Income tax (benefit) expense	(2)	39	104	109	59	60	109	122
Depreciation and amortization	329	356	350	364	358	298	318	315
Interest, income taxes, depreciation and amortization in discontinued operations	117	148	144	98	77	85	89	131
Acquisition and integration expenses, purchase accounting adjustments	2	2	5	11	7	9	12	18
(Gain) loss on initial consolidation of subsidiaries	-	(12)	4	-	-	-	-	-
EBITDA from discontinued operations	(260)	(498)	(350)	(78)	63	217	(81)	(236)
Minority interest of discontinued operations	(1)	-	-	-	1	7	11	21
(Gain) loss on disposition of businesses/assets	-	(34)	-	-	(2)	1	(97)	(105)
Loss on early extinguishment of debt	183	7	80	51	28	31	3	36
Extraordinary (gain) loss on the acquisition of a business	1	(4)	(2)	-	-	-	-	-
Certain legal settlements and related expenses	8	46	2	4	-	1	1	2
Plant incident remediation costs	-	-	-	-	-	-	-	13
Purchase accounting inventory adjustments	-	-	-	1	2	-	-	-
Expenses associated with merger	4	-	-	-	-	-	-	18
Amortization of pension and postretirement actuarial losses	20	25	33	64	41	66	55	68
Restructuring, impairment, plant closing and transition costs	21	157	105	160	102	87	48	4
Adjusted EBITDA	678	728	1,064	1,102	1,264	1,160	997	1,109
Acquisition of PU Systems house from Rockwood[1]	4	5	5	6	7	-	-	-
Sale of European differentiated surfactants business[2]	(18)	(16)	(13)	(10)	(8)	(21)	(28)	(6)
Proforma adjusted EBITDA	$ 664	$ 717	$ 1,056	$ 1,098	$ 1,263	$ 1,139	$ 969	$ 1,103

(1) Pro forma adjusted to include the Polyurethanes system house acquired from Rockwood in October 2014.
(2) Pro forma adjusted for the sale of the European Surfactants business on December 30, 2016.

18

HUNTSMAN

Revenue, Adjusted EBITDA & Margin by Segment

($ in millions)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)	Pro Forma(2)	
Revenue	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Polyurethanes	$ 1,017	$ 909	$ 836	$ 976	$ 891	$ 964	$ 953	$ 1,022	$ 1,197
Performance Products	555	491	475	507	451	452	533	561	501
Advanced Materials	275	256	266	261	247	246	259	260	263
Textile Effects	196	186	185	198	184	184	188	205	193
Corporate, LIFO and other	(11)	(24)	(8)	(33)	-	(5)	(1)	6	15
Total	$ 2,032	$ 1,818	$ 1,754	$ 1,909	$ 1,773	$ 1,841	$ 1,932	$ 2,054	$ 2,169

	Pro Forma(2)	Pro Forma(2)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)
Revenue	2010	2011	2012	2013	2014	2015	2016	3Q17 LTM
Polyurethanes	$ 3,625	$ 4,456	$ 4,915	$ 4,991	$ 5,053	$ 3,811	$ 3,667	$ 4,136
Performance Products	2,160	2,679	2,574	2,566	2,695	2,251	1,885	2,047
Advanced Materials	1,244	1,372	1,325	1,267	1,248	1,103	1,020	1,028
Textile Effects	787	737	752	811	896	804	751	770
Corporate, LIFO and other	(258)	(265)	(285)	(251)	(219)	(80)	(46)	15
Total	$ 7,558	$ 8,979	$ 9,281	$ 9,384	$ 9,673	$ 7,889	$ 7,277	$ 7,996

($ in millions)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)	Pro Forma(2)	
Adjusted EBITDA(1)	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Polyurethanes	$ 168	$ 141	$ 131	$ 171	$ 137	$ 130	$ 144	$ 167	$ 245
Performance Products	117	72	85	78	63	62	84	102	63
Advanced Materials	56	48	60	58	55	50	54	56	56
Textile Effects	10	13	18	24	17	14	21	24	19
Corporate, LIFO and other	(50)	(38)	(42)	(45)	(45)	(52)	(43)	(50)	(43)
Total	$ 301	$ 236	$ 252	$ 286	$ 227	$ 204	$ 260	$ 299	$ 340

	Pro Forma(2)	Pro Forma(2)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)
Adjusted EBITDA(1)	2010	2011	2012	2013	2014	2015	2016	3Q17 LTM
Polyurethanes	$ 337	$ 495	$ 793	$ 746	$ 729	$ 573	$ 569	$ 686
Performance Products - as re	371	381	369	403	473	460	316	317
European Differentiated Surfa	(18)	(16)	(13)	(10)	(8)	(21)	(28)	(6)
Performance Products	353	365	356	393	465	439	288	311
Advanced Materials	144	114	98	131	199	220	223	216
Textile Effects	16	(64)	(20)	16	58	63	73	78
Corporate, LIFO and other	(186)	(193)	(171)	(188)	(188)	(156)	(184)	(188)
Total	$ 664	$ 717	$ 1,056	$ 1,098	$ 1,263	$ 1,139	$ 969	$ 1,103

	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)	Pro Forma(2)	
Adj. EBITDA Margin	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Polyurethanes	17%	16%	16%	18%	15%	13%	15%	16%	20%
Performance Products	21%	15%	18%	15%	14%	14%	16%	18%	13%
Advanced Materials	20%	19%	23%	22%	22%	20%	21%	22%	21%
Textile Effects	5%	7%	10%	12%	9%	8%	11%	12%	10%
Total	15%	13%	14%	15%	13%	11%	13%	15%	16%

	Pro Forma(2)	Pro Forma(2)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)	Pro Forma(2)(3)
Adj. EBITDA Margin	2010	2011	2012	2013	2014	2015	2016	3Q17 LTM
Polyurethanes	9%	11%	16%	15%	14%	15%	16%	17%
Performance Products	16%	14%	14%	15%	17%	20%	15%	15%
Advanced Materials	12%	8%	7%	10%	16%	20%	22%	21%
Textile Effects	2%	-9%	-3%	2%	6%	8%	10%	10%
Total	9%	8%	11%	12%	13%	14%	13%	14%

(1) For a reconciliation see previous page.
(2) Pro forma adjusted to exclude the Pigments & Additives business (Venator), which is held for sale as of the IPO in August 2017.
(3) Pro forma adjusted for the sale of the European Surfactants business on December 30, 2016.

19

HUNTSMAN

Explanatory Notes We use adjusted EBITDA to measure the operating performance of our business and for planning and evaluating the performance of our business segments. We provide adjusted net income because we feel it provides meaningful insight for the investment community into the performance of our business. We believe that net income (loss) is the performance measure calculated and presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) that is most directly comparable to adjusted EBITDA and adjusted net income. Additional information with respect to our use of each of these financial measures follows: Adjusted EBITDA, adjusted net income (loss) and adjusted diluted income (loss) per share, as used herein, are not necessarily comparable to other similarly titled measures of other companies. Adjusted EBITDA is computed by eliminating the following from net income (loss): (a) net income attributable to noncontrolling interests, net of tax; (b) interest; (c) income taxes; (d) depreciation and amortization; (e) acquisition and integration expenses; (f) EBITDA from discontinued operations; (g) minority interest from discontinued operations; (h) loss (gain) on disposition of businesses/assets; (i) loss on early extinguishment of debt; (j) expenses associated with merger, net of tax; (k) certain legal settlements and related expenses; (l) amortization of pension and postretirement actuarial losses (gains) and; (m) restructuring, impairment and plant closing and transition costs (credits). The reconciliation of adjusted EBITDA to net income (loss) is set forth in these tables. Adjusted net income (loss) and adjusted diluted income (loss) per share are computed by eliminating the after tax impact of the following items from net income (loss): (a) net income attributable to noncontrolling interests; (b) acquisition and integration expenses; (c) loss (income) from discontinued operations; (d) minority interest from discontinued operations; (e) loss (gain) on disposition of businesses/assets; (f) loss on early extinguishment of debt; (g) expenses associated with merger, net of tax; (h) certain legal settlements and related expenses; (i) amortization of pension and postretirement actuarial losses (gains); and (j) restructuring, impairment and plant closing and transition costs (credits). The income tax impacts, if any, of each adjusting item represent a ratable allocation of the total difference between the unadjusted tax expense and the total adjusted tax expense, computed without consideration of any adjusting items using a with and without approach. We do not adjust for changes in tax valuation allowances because we do not believe it provides more meaningful information than is provided under GAAP. The reconciliation of adjusted net income (loss) to net income (loss) is set forth in these tables. Pro forma adjusted to exclude the sale of our European differentiated surfactants business to Innospec Inc. on December 30, 2016 as if it had occurred at the beginning of the relevant period. Management internally uses a free cash flow measure: (a) to evaluate the Company's liquidity, (b) to evaluate strategic investments, (c) to plan stock buyback and dividend levels and (d) to evaluate the Company's ability to incur and service debt. Free cash flow is not a defined term under U.S. GAAP, and it should not be inferred that the entire free cash flow amount is available for discretionary expenditures. The Company defines free cash flow as cash flow provided by operating activities less cash flow used in investing activities, excluding acquisition/disposition activities and non-recurring separation costs. Free cash flow is typically derived directly from the Company's condensed consolidated statement of cash flows; however, it may be adjusted for items that affect comparability between periods. During the third quarter of 2017 we separated our Pigments and Additives division through an Initial Public Offering of Venator Materials PLC; Additionally, during the first quarter 2010 we closed our Australian styrenics operations. Results from these associated businesses are treated as discontinued operations. 1) 2) 3) 4) 20